                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                          COOPER DEVELOPMENT COMPANY
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            (Exact name of registrant as specified in its charter)



                               November 10, 1995
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                 Date of Report (Date earliest event reported)



        Delaware                       1-11727                   94-2876745
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(State or other juris-              (Commission              (I.R.S. Employer
diction of incorporation)           File Number)             Identification No.)



  16160 Caputo Drive   Morgan Hill, California   95037
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(Address of principal executive offices)      (Zip Code)



                                (408) 779-8088
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             (Registrant's telephone number, including area code)

Item 5.   Other Events.
          ------------


Note and Warrant Purchase Agreement.
-----------------------------------

     The Company entered into a Note and Warrant Purchase Agreement (the "Purchase Agreement") dated November 10, 1995 with Parker G. Montgomery, the Company's President and Chairman of the Board of Directors, and Theordore H. Kruttschnitt, a member of the Company's Board of Directors. The Purchase Agreement provides for the establishment of a $4,000,000 line of credit in favor of the Company. The line of credit can be drawn down by the Company in $500,000 increments. Amounts drawn down will be due on December 31, 2000 and will bear interest at the rate of 12% per annum, subject to obtaining a permit from the Commissioner of Corporations of the State of California. As consideration for the establishment of the line of credit, the Company has issued warrants to each of the lenders to purchase 500,000 shares of Common Stock of the Company. In addition, for each $1,000 borrowed by the Company from a lender under the line of credit, the Company has agreed to issue to such lender warrants to purchase an additional 250 shares of Common Stock. The exercise price of the warrants is $2.50 per share. The line of credit is an unsecured obligation.

     The transactions covered by the Purchase Agreement were negotiated and approved by a Special Committee of the Board of Directors of the Company, with the assistance of an independent investment banker and independent legal counsel. The Company plans to use amounts drawn under the lines of credit to repay existing accounts payable and for working capital. As of December 22, 1995, the Company had drawn $2,000,000 under the line of credit and had issued warrants to purchase 750,000 shares of its Common Stock to each of Mr. Montgomery and Mr. Kruttschnitt.

Amendment to Stockholders Rights Agreement.
------------------------------------------

     The Company adopted a Fifth Amendment to Rights Agreement dated as of November 10, 1995 to the Rights Agreement dated as of December 15, 1987, as amended as of July 31, 1991, as of November 27, 1991, as of December 3, 1992 and as of November 1, 1993 (collectively, the "Rights Agreement"), between the Company and the First National Bank of Boston, as Rights Agent. The amendment provides, in effect, that no person shall become an "Acquiring Person" for purposes of the Rights Agreement as a result of an acquisition of shares of Common Stock of the Company upon exercise of outstanding warrants issued by the Company pursuant to the Purchase Agreement.

     The foregoing summary of the amendment to the Rights Agreement is qualified in its entirety by reference to the Rights Agreement and the amendments thereto, each of which is attached as an exhibit hereto and incorporated by reference herein.

Settlement of Avanza Litigation.
-------------------------------

     On November 22, 1995, the Company entered into an Agreement of Settlement and General Release (the "Settlement Agreement") with Avanza Corp. and numerous other parties which resolves a number of disputes relating to the Company's efforts to acquire Avanza Corp. Under the terms of the Settlement Agreement, the lawsuits filed in San Bernardino County Superior Court Holmes v. Avanza Corp.,
                                                       -----------------------
et al and Cooper Development Company v. Bomatic, Inc. et al. were dismissed,
-----     --------------------------------------------------
Avanza Corp. purchased 99,375 shares of Avanza Corp. Common Stock from the Company for $69,562.50, and Avanza Corp. paid $100,000 to the Company. In addition, Avanza Corp. transferred ownership of the "Nature" trademark in the United States and Canada and entered into a manufacturing and supply agreement with the Company to provide products sold under the "Nature" name through December 31, 1996.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Exhibits

          99.1 Rights Agreement dated as of December 15, 1987 by and between the Company and The First National Bank of Boston. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated December 15, 1987.

          99.2 First Amendment to Rights Agreement dated as of July 31, 1991 by and between the Company and The First National Bank of Boston. Incorporated by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated August 1, 1991.

          99.3 Second Amendment to Rights Agreement dated as of November 27, 1991 by and between the Company and The First National Bank of Boston. Incorporated by reference to Exhibit 3 to the Company's Current Report on Form 8-K dated November 19, 1991.

          99.4 Third Amendment to Rights Agreement dated as of December 3, 1992 by and between the Company and The First National Bank of Boston. Incorporated by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated December 3, 1992.

          99.5 Fourth Amendment to Rights Agreement dated as of November 1, 1993 by and between the Company and The First National Bank of Boston. Incorporated by reference to Exhibit 5 to the Company's Current Report on Form 8-K dated October 15, 1993.

          99.6 Fifth Amendment to Rights Agreement dated as of November 10, 1995 by and between the Company and The First National Bank of Boston.

          99.7 Note and Warrant Purchase Agreement dated as of November 10, 1995 by and between the Company, Theodore H. Kruttschnitt and Parker G. Montgomery.

                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COOPER DEVELOPMENT COMPANY
                                            (Registrant)

Dated:    December 27, 1995                      By:/S/MICHAEL J. BRADEN
                                                    --------------------

                                                   Michael J. Braden

                                                   Vice President

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                   Description                                                 Page
-------                  -----------                                                 ----
 99.1       Rights Agreement dated as of December 15, 1987 by and between the
            Company and The First National Bank of Boston. Incorporated by
            reference to Exhibit 4.1 to the Company's Current Report on
            Form 8-K dated December 15, 1987.

 99.2 First Amendment to Rights Agreement dated as of July 31, 1991 by and between the Company and The First National Bank of Boston.
            Incorporated by reference to Exhibit 4 to the Company's Current
            Report on Form 8-K dated August 1, 1991.

 99.3 Second Amendment to Rights Agreement dated as of November 27, 1991 by and between the Company and The First National Bank of Boston.
            Incorporated by reference to Exhibit 3 to the Company's Current
            Report on Form 8-K dated November 19, 1991.

 99.4 Third Amendment to Rights Agreement dated as of December 3, 1992 by and between the Company and The First National Bank of Boston.
            Incorporated by reference to Exhibit 4 to the Company's Current
            Report on Form 8-K dated December 3, 1992.

 99.5 Fourth Amendment to Rights Agreement dated as of November 1, 1993 by and between the Company and The First National Bank of Boston.
            Incorporated by reference to Exhibit 5 to the Company's Current
            Report on Form 8-K dated October 15, 1993.

 99.6       Fifth Amendment to Rights Agreement dated as of November 10, 1995          7
            by and between the Company and The First National Bank of Boston.

 99.7       Note and Warrant Purchase Agreement dated as of November 10, 1995         11
            by and between the Company, Theodore H. Kruttschnitt and Parker G.
            Montgomery.